Exhibit 10.15

FIRST AMENDMENT TO THE COST SHARING AGREEMENT

By this private instrument, the parties below:

Cogna Educação S.A., a company with its principal place of business in the City of Belo Horizonte, State of Minas Gerais, at Rua Santa Madalena Sofia, No. 25, 4th floor, Suite 01, Vila Paris District, Postal Code 30380-650, enrolled with the National Corporate Taxpayer Register (CNPJ/ME) under No. 02.800.026/0001-40, with its articles of incorporation filed with the Commercial Registry of the State of Minas Gerais (“JUCEMG”), under company registration (NIRE) No. 31300025187, herein represented in accordance with its bylaws (“Cogna”);

Editora e Distribuidora Educacional S.A, a company with its principal place of business in the City of Belo Horizonte, State of Minas Gerais, at Rua Santa Madalena Sofia, No. 25, 3rd floor, Vila Paris District, Postal Code 30380-650, enrolled with the National Corporate Taxpayer Register (CNPJ/ME) under No. 33.733.648/0001-40, with its articles of incorporation filed with JUCEMG, under NIRE 31300094022 (“EDE”);

OTHER COMPANIES LISTED IN EXHIBIT I to the Expense Sharing Agreement entered into on January 21, 2020 (as defined below), which is also attached hereto as Exhibit I, herein represented by Cesar Augusto Silva and Mario Ghio Junior (“Other Companies”);

And also,

Mind Makers Editora Educacional Ltda., a company with its principal place of business in the City of Belo Horizonte, State of Minas Gerais, at Rua Santa Rita Durão, No. 930, 2nd floor, Savassi, Postal Code 30140-118, enrolled with the CNPJ/ME under No. 24.738.108/0001-44, with its articles of incorporation filed with JUCEMG, under NIRE 3121062799-4, herein represented in accordance with its articles of association (“Mind Makers”); and

A & R Comércio e Serviços de Informática Ltda., a limited business company with its principal place of business in the City of Recife, State of Pernambuco, at Rua do Brum, 515, Bairro do Recife, Postal Code 50.030-260, enrolled with the CNPJ/ME under No. 03.105.309/0001-34, with its articles of incorporation filed with the Commercial Registry of the State of Pernambuco (“JUCEPE”) under NIRE 26.2.0115498-8, herein represented in accordance with its articles of association (“A&R”).

Cogna, EDE, the Other Companies, Mind Makers e A&R are hereinafter jointly referred to as “Parties”, and individually as “Party”.

WHEREAS:

(i) Cogna, EDE and the Other Companies belonged to the same Economic Group in 2019;

(ii) Cogna, EDE and the Other Companies executed on January 21, 2020 an Expense Sharing Agreement aimed at optimizing their activities by sharing structures relating to the Target Activities to meet their common needs (“Agreement”);

(iii) the Agreement sets forth that (a) the Target Activities subject to sharing shall be used by Cogna, EDE and the Other Companies to the extent of their operational needs; (b) Cogna or other parties to the Agreement, still to be determined, shall manage the performance of the Target Activities, and, therefore, pay the Expenses; and (c) the Expenses arising from the Target Activities shall be shared by the parties to the Agreement under the expense sharing regime so that part of the Expenses paid by a certain Party shall be reimbursed by the other Parties; and

(iv) in January and February 2020, A&R and Mind Makers shall, respectively, become part of the Economic Group, and, therefore, share structures relating to the Target Activities and pay the Expenses to the extent of their operational needs, and thus appear as Parties to the Agreement.

The Parties AGREE to execute this First Amendment to the Expense Sharing Agreement (“First Amendment”), which shall be governed by the terms and conditions set forth below.

1.	DEFINITIONS

1.1.	Capitalized terms not expressly defined in this First Amendment shall have the meanings ascribed thereto in the Agreement.

2.	AMENDMENT

2.1.	The Parties agree that A&R and Mind Makers shall, as of the date hereof, appear as Parties to the Agreement, and undertake all duties and obligations set forth therein.

3.	RATIFICATION

3.1.	The Parties ratify all other terms and conditions of the Agreement not expressly modified by this First Amendment, which shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties execute this Agreement in two (2) counterparts of equal content and form, in the presence of two (2) undersigned witnesses.

May 1, 2020.

Cogna Educação S.A.

Editora e Distribuidora Educacional S.A.

The Other Companies

A & R Comércio e Serviços de Informática Ltda.

Mind Makers Editora Educacional Ltda.

Witnesses:
1.	2.
Name:	Name:
ID (RG):	ID (RG):
Tax ID (CPF/ME):	Tax ID (CPF/ME):

EXHIBIT I

LIST OF THE OTHER COMPANIES THAT ARE PARTIES TO THE AGREEMENT AND THE FIRST AMENDMENT

Tax ID (CNPJ)	CORPORATE NAME
33.005.265/0001-31	IUNI UNIC EDUCACIONAL LTDA

04.492.733/0001-41	UNIAO DE FACULDADES DO AMAPA LTDA

02.959.800/0001-60	UNIME—UNIAO METROPOLITANA PARA O DESENVOLVIMENTO DA EDUCACAO E CULTURA LTDA

03.395.289/0001-83	IUNI EDUCACIONAL—UNIME SALVADOR LTDA

03.062.543/0001-21	CENTRO DE ENSINO ATENAS MARANHENSE LTDA

03.568.170/0001-65	UNIAO DE ENSINO UNOPAR LTDA

03.812.746/0001-98	UNIC SORRISO LTDA

24.771.792/0001-66	UNIAO EDUCACIONAL CANDIDO RONDON—UNIRONDON LTDA

14.793.478/0001-20	UNIC EDUCACIONAL LTDA

03.239.470/0001-09	PITAGORAS—SISTEMA DE EDUCACAO SUPERIOR SOCIEDADE LTDA

03.818.379/0001-30	SABER SERVICOS EDUCACIONAIS LTDA.

05.356.755/0001-47	PROJECTA EDUCACIONAL LTDA

05.478.567/0001-91	ORME SERVICOS EDUCACIONAIS LTDA

09.177.477/0001-11	PAX EDITORA E DISTRIBUIDORA LTDA

04.310.392/0001-46	ANHANGUERA EDUCACIONAL PARTICIPACOES S/A

09.544.327/0001-07	CLÍNICA MÉDICA ANHANGUERA LTDA

05.792.739/0001-05	INSTITUTO EXCELENCIA LTDA

05.808.792/0001-49	ANHANGUERA EDUCACIONAL LTDA

03.207.910/0001-38	SOCIEDADE PIAUIENSE DE ENSINO SUPERIOR LTDA

17.728.770/0001-58	EDUFOR SERVICOS EDUCACIONAIS LTDA

01.224.108/0001-20	CLAUDER CIARLINI FILHO S/S

23.963.365/0001-17	FATECI CURSOS TECNICOS S/S

32.478.166/0001-04	CENTRO EDUCACIONAL LEONARDO DA VINCI S/S LTDA

04.203.652/0001-84	DA VINCI SERVICOS EDUCACIONAIS LTDA

05.438.997/0001-80	BACABAL MEARIM S. ENSINO LTDA

28.567.073/0001-89	SB SISTEMA DE ENSINO LTDA

12.097.654/0001-64	SEPA SOCIEDADE ED. DA PARAIBA LTDA

22.129.299/0001-11	COLÉGIO LS CIDADE NOVA LTDA.

13.953.256/0001-65	COLÉGIO MANAUARA CIDADE NOVA LTDA

29.445.572/0001-66	COLÉGIO MANAUARA LATO SENSU LTDA.

12.826.062/0001-36	NÚCLEO BRASILEIRO DE ESTUDOS AVANÇADOS LTDA

02.541.982/0001-54	SOMOS EDUCAÇÃO S.A.

00.709.873/0001-78	ACEL – ADMINISTRAÇÃO DE CURSOS EDUCACIONAIS LTDA.

33.005.265/0001-31	SOMOS IDIOMAS S.A.

03.953.723/0001-01	COLÉGIO MOTIVO LTDA.

61.259.958/0001-96	EDITORA ÁTICA S.A.

44.127.355/0001-11	EDITORA SCIPIONE S.A.

80.190.796/0001-21	MAXIPRINT EDITORA LTDA.

10.778.464/0001-87	NICE PARTICIPAÇÕES S.A.

12.708.358/0001-52	SGE COMÉRCIO DE MATERIAL DIDÁTICO LTDA.

40.345.365/0001-72	SISTEMA P.H. DE ENSINO LTDA.

49.323.314/0001-14	SOMOS SISTEMAS DE ENSINO S.A.

07.593.758/0001-20	SOCIEDADE EDUCACIONAL PARANÁ LTDA.

57.024.820/0001-30	SOCIEDADE EDUCACIONAL DOZE DE OUTUBRO LTDA.

50.268.838/0001-39	SARAIVA EDUCAÇÃO S.A.

09.793.548/0001-00	ESCOLA MATER CHRISTI LTDA.

20.000.183/0001-52	EDITORA JOAQUIM LTDA.

19.962.104/0001-05	EDITORA TODAS AS LETRAS LTDA.

19.962.101/0001-71	EDITORA PIGMENTO LTDA.

01.853.472/0001-50	ECSA—ESCOLA A CHAVE DO SABER LTDA.

24.081.734/0001-00	SARAIVA SOLUÇÕES EDUCACIONAIS S.A.

02.852.848/0001-74	COLÉGIO JAÓ LTDA.

26.083.507/0001-40	SOMOS OPERAÇÕES ESCOLARES S.A.

27.122.501/0001-05	PAPELARIA BRASILIANA LTDA.

14.397.809/0001-03	EDUCAÇÃO INOVAÇÃO E TECNOLOGIA S.A.

27.317.542/0001-49	SOMOS EDUCAÇÃO INVESTIMENTOS S.A.

19.292.023/0001-45	STOODI ENSINO E TREINAMENTO À DISTÂNCIA S.A.

96.318.142/0001-70	LIVRARIA LIVRO FÁCIL LTDA.

30.044.407/0001-81	COLÉGIO ANGLO SÃO PAULO LTDA.

24.773.186/0001-80	SOCIEDADE EDUCACIONAL DE RONDONÓPOLIS LTDA.

05.427.476/0001-27	SOCIEDADE RONDONOPOLITANA DE EDUCAÇÃO LTDA.

07.204.769/0001-70	COLÉGIO AMBIENTAL LTDA.

08.607.276/0001-44	COLÉGIO CIDADE LTDA.

07.117.596/0001-53	CURSOS E COLÉGIO COQUEIROS LTDA.

85.288.199/0001-58	ESCOLA RIACHO DOCE LTDA.

07.622.613/0001-00	COLÉGIO VISÃO LTDA.

62.404.900/0001-51	ESCOLA SANTO INÁCIO LTDA.

15.611.569/0001-60	COLÉGIO DO SALVADOR LTDA.

12.992.868/0001-02	SOCIEDADE EDUCACIONAL NEODNA CUIABÁ LTDA.

24.408.794/0001-95	INSTITUTO SOMOS ETB

14.420.692/0001-31	COMPLEXO EDUCACIONAL AGORA EU PASSO S/S – PLENARIUM/ AGORA EU PASSO

12.753.752/0001-02	CEI – CENTRO DE EDUCAÇÃO INTEGRADA S.A.

04.728.907/0001-22	SALMO NOVENTA CENTRO EDUCACIONAL LTDA.

21.364.638/0001-81	ESPAÇO INFANTIL PRIMEIROS PASSOS LTDA.

20.023.328/0001-30	THUNNUS PARTICIPAÇÕES S.A.

30.656.969/0001-86	SOCIEDADE EDUCACIONAL ALPHAVILLE S.A.

27.796.399/0001-15	ELIGIS TECNOLOGIA E EDUCAÇÃO LTDA

07.333.953/0001-10	CENTRO DE ENSINO SUPERIOR DE MARABÁ LTDA.

11.366.247/0001-42	CEPAR—CENTRO DE ENSINO SUPERIOR DE PARAUAPEBAS LTDA.

11.463.220/0001-78	CESUPAR—CENTRO DE ENSINO SUPERIOR DE PARAGOMINAS LTDA.